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ATLAS FUNDS

Atlas Assets, Inc.
Supplement dated November 12, 2003
to Prospectus dated May 1, 2003

CHANGE IN NAME OF ATLAS GROWTH AND INCOME FUND TO ATLAS GROWTH OPPORTUNITIES FUND AND CHANGE IN INVESTMENT OBJECTIVE TO CAPITAL APPRECIATION

At a special meeting of stockholders of Atlas Growth and Income Fund held on November 12, 2003, the stockholders approved a resolution to change the investment objective of this fund to long term capital appreciation without any consideration for current income. Consistent with this action, the stockholders also approved a change in the fund's name to Atlas Growth Opportunities Fund. Any reference contained in the current prospectus regarding this fund and its investment objective is hereby amended accordingly.

The fund is managed by two investment teams, each solely managing one component of the fund -- either Growth or Value. The total team of 20 is comprised of analysts, sector specialists and portfolio managers.

REORGANIZATION OF ATLAS ASSETS, INC.
(THE "COMPANY") TO ATLAS FUNDS

At the same special meeting of stockholders noted above, the stockholders of the Company approved a resolution to change the domicile of the Company from Maryland to Delaware and reorganize from a Maryland corporation to a Delaware statutory trust. This change is expected to become effective on or about January 1, 2004.

                                                                    OVER, PLEASE

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U.S. GOVERNMENT AND MORTGAGE SECURITIES FUND

Payment of principal and interest on mortgage-backed obligations of the Government National Mortgage Association is backed by the full faith and credit of the United States. Mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are neither issued nor guaranteed by the U.S. Treasury, and there can be no assurance that the U.S. Government would provide financial supports to these issuers.

DOING BUSINESS WITH ATLAS

The Company's transfer agent is required by the USA Patriot Act to obtain certain personal information from you or a person acting on your behalf in order to verify your or such person's identity. If you do not provide the information, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity or that of another person authorized to act on your behalf, or believes it has identified potentially criminal activity, the Company and Distributor reserve the right to close your account or take such other action they deem reasonable or required by law.

NEW REDEMPTION FEE APPROVED FOR SHORT-TERM TRADING OF SHARES OF ATLAS GLOBAL GROWTH FUND

A Redemption Fee of 2% will be applied to shares of the Atlas Global Growth Fund that are redeemed within 60 days of their purchase. The Fund's management has instituted this fee, effective August 1, 2003, to discourage the short term trading of the Fund's shares. Short term trading disrupts the long term focus of the Fund's investment program, and also increases the Fund's operating expenses which are, in turn borne by its long term shareholders.

This fee will be retained by the Fund to help offset the expenses incurred due to short term trading and to benefit the Fund's long-term shareholders.

Shares you have held the longest will always be redeemed first. The Fund reserves the right, in its sole discretion, to waive the redemption fee for certain transactions, such as in omnibus and certain retirement accounts as well as dividend reinvestments.